UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                 Investment Company Act File Number: 811- 04692



                       Emerging Markets Growth Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                    11100 Santa Monica Boulevard, 15th Floor
                          Los Angeles, California 90025
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (310) 996-6000

                     Date of fiscal year end: June 30, 2004

                   Date of reporting period: December 31, 2003





                                Vincent P. Corti
                           Capital International, Inc.
                    11100 Santa Monica Boulevard, 15th Floor
                          Los Angeles, California 90025
                     (name and address of agent for service)


                                   Copies to:
                                 Rob Helm, Esq.
                                   Dechert LLP
                              1775 Eye Street, N.W.
                           Washington, D.C. 20006-2401
                          (Counsel for the Registrant)



ITEM 1 - Reports to Stockholders

[logo - Capital International(SM)]

EMERGING MARKETS GROWTH FUND(SM)

Seeks long-term growth of capital by investing in companies operating in developing countries around the world

Semi-annual report for the six months ended December 31, 2003

DEAR SHAREHOLDERS:

Since we last reported to you, emerging markets equities made substantial gains of more than 30%, supported by a combination of declining interest rates, solid corporate earnings, a recovering global economy and market-friendly outcomes in several elections. For the six-month period ending December 31, 2003, the Emerging Markets Growth Fund rose 31.64% with dividends reinvested. The MSCI Emerging Markets Index rose 34.45% with net dividends.

Emerging markets stocks continued to outpace their developed market counterparts. The faster growth of several developing economies enabled many domestically oriented emerging market companies to show substantial profit increases. A rebound in the global economy contributed to the earnings growth of export-dependent companies in areas like technology and materials. The eradication of the SARS virus cleared the way for several Asian economies to resume prior growth patterns. In Latin America, several resource-rich economies were helped by strong global commodity prices.

MARKET REVIEW

Emerging markets performance varied widely by country, but all markets except Venezuela and Sri Lanka had positive returns. A sustained recovery in the developed economies and strong domestic demand in many emerging markets provided a strong tailwind. In a sharply rising market, stocks of companies with relatively stable earnings in sectors such as consumer staples and telecommunications generally trailed the broader market. At the same time, accelerating economic growth meant that shares of companies in the more cyclical materials, energy, and consumer discretionary sectors generally paced the markets.

[Begin Sidebar]
EMGF TOTAL RETURNS VS.
MSCI EMERGING MARKETS INDEX
for periods ended 12/31/03 (with distributions reinvested)

                                Emerging                             MSCI
                                 Markets                           Emerging
                               Growth Fund                          Markets
                                 (EMGF)         Annualized          Index*         Annualized

6 months                         +31.6%              --             +34.4%              --
12 months                        +51.5               --             +55.8               --
3 years                          +31.8             +9.6%            +42.4            +12.5%
5 years                          +61.8            +10.1             +64.4            +10.5
10 years                         +41.8             +3.6              +1.1             +0.1
Lifetime                      +1,464.6            +16.9               --+              --+
  (since 5/30/86)

* Returns shown for the MSCI Emerging Markets Index reflect gross dividends through December 31, 2000, and net dividends thereafter. The index is unmanaged and does not reflect sales charges, commissions or expenses.

+ The MSCI Emerging Markets Index did not start until December 31, 1987.

[End Sidebar]

In the Asian region, the stock markets of India, China and Thailand had the strongest results. In India, a bountiful monsoon boosted consumer confidence and accelerated an already strong economy. China's economic engine went into high gear after the spread of SARS ended in early 2003. China's gross domestic product was estimated to grow at above 9% annualized as the country continued to build communications infrastructure and industrial capacity at a breathtaking pace. Although corporate profitability is muted and the banking system is showing signs of strain due to the high level of non-performing loans, both local and foreign investors have been attracted to Chinese companies. This has propelled the stock market 59% higher. Several Chinese companies sold new issues, including a $3 billion initial public offering from China Life Insurance Co.

Stock markets in Taiwan and South Korea were supported by the solid performance of select technology stocks. However, South Korean stocks trailed the broader emerging markets as the country's economy was beset by union wage battles, declining consumer spending and a severe typhoon in October. Financial shares were hurt by a liquidity crunch faced by several credit card companies. Meanwhile, renewed tensions between Taiwan and mainland China involving issues relating to the island's sovereignty weighed on investor sentiment toward Taiwan. In Thailand, easy access to low interest loans led to a boom in most asset classes, including real estate and stocks.

Latin America showed the best results for the period with sharp gains by markets in Brazil, Argentina, Peru and Chile. Strong global commodity prices helped these resource-rich countries. Brazil took center stage in the region. President Luiz Inacio Lula da Silva's persistence with fiscal reforms appeared to pay off. Interest rates declined, the currency strengthened and bond yields dropped significantly, allowing stocks to rise 64%. The government's major achievement in the period was the December passage in congress of a social security bill which is expected to make a contribution toward reducing the government deficit. The Mexican economy started to improve toward the end of 2003, driven by rising exports to the U.S. However, President Vicente Fox's inability to implement any major legislative changes, including much-needed reforms to rejuvenate the power sector, hobbled the country's industrial growth.

[Begin Sidebar]
10 LARGEST EQUITY HOLDINGS

                                                             Percent of gain/loss
                                                               for the 6 months
                                       Percent of               ended 12/31/03*
                                       net assets              (in U.S. dollars)

Samsung Electronics                       7.3%                       26.9%
Taiwan Semiconductor
     Manufacturing                         4.0                       22.4
Reliance Industries                        3.7                       81.1
America Movil                              3.2                       45.9
LUKoil Holding                             2.7                       17.7
Infosys Technologies                       2.3                       73.4
Cia. Vale do Rio Doce                      2.2                       90.9
Kookmin Bank                               2.2                       24.3
Wal-Mart de Mexico                         2.0                       -2.5
Anglo American PLC                         1.8                       38.2
Total                                     31.4%

* The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.

[End Sidebar]

Russian equity markets were roiled by a government investigation into alleged tax evasion by YUKOS Oil and the arrest of its CEO, Mikhail Khodorkovsky. The inquiry derailed a planned merger between YUKOS and Sibneft. The market recovered toward year-end as investors saw the investigation as an isolated event. On the political front, candidates backing President Vladimir Putin won a clear majority in parliamentary elections, raising hopes for accelerated economic reforms.

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED

                                                                                MSCI EM                Market value
                                        Percent of net assets                   Index(1)                of holdings
                                                                                                           12/31/03
                                12/31/02      6/30/03     12/31/03       6/30/03     12/31/03        (in thousands)
ASIA-PACIFIC
China                                3.3%         2.6%         3.2%         6.8%         7.9%              $641,626
Hong Kong                             .6          1.2          1.0            --           --               191,613
India                               12.2         10.5         13.7           4.5          5.7             2,736,195
Indonesia                            2.6          3.0          3.0           1.4          1.5               592,309
Malaysia                             3.1          2.4          3.2           5.3          4.6               630,793
Philippines                          1.1          1.3           .6            .6           .5               124,039
Singapore                             --           --           --            --           --                 7,393
South Korea                         17.1         18.6         18.5          19.4         18.2             3,689,404
Taiwan                               5.9          6.7         10.3          12.5         12.2             2,058,398
Thailand                             1.9          1.9          1.3           2.2          3.2               260,610
Vietnam                               --           --           .1            --           --                 9,078
                                    47.8         48.2         54.9          52.7         53.8            10,941,458
LATIN AMERICA
Argentina                             .3           .8           .6            .6           .6               125,036
Brazil                              10.8         11.1         11.0           7.7          9.2             2,191,123
Chile                                1.6          1.5          1.0           1.9          2.0               203,393
Colombia                              .1           .4           .3            .1           .1                54,694
Guatemala                             --           --           --            --           --                   960
Mexico                              16.5         14.2          9.3           7.7          6.5             1,845,438
Panama                                .1           .1           --            --           --                 6,119
Peru                                  .5           .5           .5            .5           .6                91,546
Venezuela                             .2           .3           .3            .2           .1                62,923
                                    30.1         28.9         23.0          18.7         19.1             4,581,232
EASTERN EUROPE
Bulgaria                              --           --           --            --           --                   871
Croatia                               .4           .4           .3            --           --                66,203
Czech Republic                        .4           .3           .4            .5           .5                78,721
Hungary                              2.2          1.5          1.1           1.0          1.0               208,723
Kazakhstan                            --           --           --            --           --                 1,829
Poland                               1.4          1.3           .8           1.3          1.3               152,905
Russian Federation                   6.0          5.5          6.0           5.8          4.8             1,198,030
Ukraine                               --           --           --            --           --                 5,363
                                    10.4          9.0          8.6           8.6          7.6             1,712,645
OTHER MARKETS
Canada(2)                             --           .3           .7            --           --               138,954
Dominican Republic                    --           --           --            --           --                 5,701
Egypt                                 .2           .2           .2            .2           .2                47,516
Israel                                .3           .3           .5           4.3          3.3               104,614
Morocco                               .1           .1           --            .3           .2                 6,898
Netherlands(2)                        --           --           --            --           --                 1,728
Nigeria                               .1           --           --            --           --                    --
Portugal                              .1           --           --            --           --                    --
South Africa                         4.8          5.2          4.8          13.5         13.7               964,672
Turkey                               2.0          2.0          2.0           1.3          1.7               398,994
United Kingdom(2)                     --          1.2          2.3            --           --               454,005
United States(2)                      --           .2           .1            --           --                 8,664
                                     7.6          9.5         10.6          19.6         19.1             2,131,746
Multinational                         .5           .4           .4                                           74,498
Other(3)                             1.6           .6           .8                                          165,992
Cash & equivalents                   2.0          3.4          1.7                                          337,906
TOTAL                              100.0%      100.0%        100.0%                                     $19,945,477

(1) MSCI Emerging Markets Index also includes Jordan (0.2% at 6/30/03 and 0.2% at 12/31/03) and Pakistan (0.2% at 6/30/03 and 0.2% at 12/31/03). A dash indicates that the market is not included in the index. Source: MSCI Red
    Book.
(2) Includes investments in companies incorporated in the region that have significant operations outside the region.
(3) Includes stocks in initial period of acquisition.

[End Sidebar]

Turkish stocks rallied steadily as the economy showed significant improvement, corporate earnings recovered and the central bank lowered interest rates; inflation fell below 20%. South African stocks rose, with returns helped partly by the 12.0% appreciation of the rand versus the U.S. dollar. South African mining stocks climbed higher but lagged their global peers as the country's strong currency hurt margins and profitability at these companies.

[Begin Sidebar]

PERCENT CHANGE IN KEY MARKETS(1)
                                        Six months ended 12/31/03
                                   Expressed in            Expressed in
                                   U.S. dollars           local currency
ASIA-PACIFIC
China (Free)(2)                         58.9%                   58.2%
India                                   67.7                    64.6
Indonesia (Free)(2)                     30.4                    33.2
Malaysia (Free)(2)                      16.0                    16.0
Pakistan                                23.7                    22.7
Philippines (Free)(2)                   14.9                    19.4
South Korea                             25.5                    25.2
Taiwan                                  26.5                    24.1
Thailand (Free)(2)                      76.5                    66.3

LATIN AMERICA
Argentina                               33.5                    39.0
Brazil (Free)(2)                        63.6                    64.6
Chile                                   43.5                    21.3
Colombia                                31.6                    29.9
Mexico (Free)(2)                        15.0                    24.0
Peru                                    68.7                    68.4
Venezuela                              -16.5                    48.9

EASTERN EUROPE
Czech Republic                          30.0                    21.4
Hungary                                 34.7                    20.5
Poland                                  27.8                    22.5
Russian Federation                      20.1                     --(3)

OTHER MARKETS
Egypt                                   48.1                    50.8
Israel                                   4.7                     6.1
Jordan                                  29.4                    29.4
Morocco                                 15.0                     6.8
South Africa                            38.6                    23.2
Turkey                                  80.1                    78.4

Emerging Markets Growth Fund            31.6

(1) Including reinvestment of net dividends. All indexes are compiled by Morgan
    Stanley Capital International and are unmanaged.

(2) The fund is invested in the "free" Brazilian, Chinese, Indonesian,
    Malaysian, Mexican, Philippine and Thai stock markets, which consist of securities than can be purchased by investors other than resident nationals.

(3) Index is quoted in U.S. dollars only.

[End Sidebar]

FUND OVERVIEW

Most of your fund's largest 10 holdings were also among its top performers. Investments in India, where the fund has almost 2.5 times the exposure of the index, were the largest contributors to returns. India's stock market rose 68% during the period and was the best-performing major market, followed by Brazil and China. India's large industrial conglomerate, Reliance Industries, and other Indian holdings including Infosys Technologies, ICICI Bank and HDFC Bank all had strong returns. Rising consumer demand, lower interest rates, and a strong domestic economy helped earnings at the banks and at Reliance.

Stocks in the metals and mining sector were another area of strong performance for the fund, with Cia. Vale do Rio Doce (CVRD) in Brazil, Norilsk Nickel of Russia and Canada's Ivanhoe Mines (with operations in Mongolia), ranking among the top performers. We avoided investments in many Russian mining companies due to our concerns about corporate governance. This decision worked to the fund's benefit because many of these companies declined following the investigation into YUKOS.

In the area of financials, the fund's Korean investments hurt results relative to the benchmark, as a funding crisis for many credit card companies resulted in Korean financial stocks performing badly. Our investment in LG Card was detrimental, as the company had difficulty obtaining funding and the quality of its loan portfolio was worse than previously disclosed. Overall, stock selection in the financial sector was strong despite the setback in Korea, and the fund's investments in banks in India, Brazil and Turkey contributed to results.

The fund's underexposure to China and South Africa detracted from results when compared to the index. Holdings in the area of consumer staples were also a drag, as these defensive stocks trailed the broader market rally. Chinese domestically listed stocks were bid up by domestic investors, many of whom can invest only in the local markets, and also by foreign institutional investors. Since many of the Chinese-listed companies often have a poor record of corporate governance, the fund has sought exposure to China's economy through other avenues. This includes investments in companies with large exports to China, such as CVRD, which exports more than half its iron ore to China; through Hong Kong companies with manufacturing facilities and retail chains in mainland China; and through Taiwanese technology companies with operations in China.

In South Africa, the fund added to investments in mining companies, utilizing weakness in that sector's stock prices to build up positions. Nevertheless, the fund still has fewer investments in the country, compared to the 14% weighting in the index.

We took some profits in Mexico and Brazil during the period. In Mexico, the reduction in holdings came primarily from eliminating our investment in Telefonos de Mexico, the wireline operator that has seen a slowdown in revenue growth. Brazilian stocks have recovered from the depressed valuations of 2002 and we have used the rebound as an opportunity to trim those holdings and increase our exposure to other markets where we see better relative value.

OUTLOOK

The sharp rally has brought emerging markets stocks closer to the valuations of developed market equities. Still, given the sustained increase in corporate profits of many companies, emerging markets stocks at the end of 2003 traded below developed market equity valuations.

But the case for emerging markets equities is not just one of valuations. The quality of companies across the emerging markets universe has improved significantly over the last few years, making many of them world-class corporations competing on a global basis.

On a macroeconomic level, the dramatic decline in interest rates in many developing economies has reduced the risk premium associated with emerging markets equities. Moreover, many countries - from Thailand to Russia - that had negative or very low foreign reserves during the 1998 financial crisis, now have substantial foreign currency reserves. Additionally, most emerging markets currencies are now floating rate, enabling economies to better absorb financial shocks. So, although there is always the risk of an unforeseen event like SARS, the risk of a major dislocation due to macroeconomic factors has been reduced significantly. Governments in most countries, including India, Brazil, Russia, South Korea and China, have espoused centrist and pro-market economic policies. In India, state-owned enterprises are slowly but surely being auctioned off, creating dynamic new forces within the economy. In Russia, the government is attempting to bring a degree of transparency and accountability to companies run by the so-called oligarchs.

Among potential flashpoints, we see some risk of a downturn in China from a possible economic slowdown, although the government is taking preventive measures to smooth out the credit cycle by raising bank reserve requirements and attempting to sell non-performing loan portfolios.

In Thailand, cheap credit, made available due to policies promoted by the government, has created a consumer-led economic boom that requires close watching.

The fund has increased its exposure to financial stocks primarily through recent purchases in Korean banks. We believe that stock prices reflected an overly negative scenario and that most banks will benefit from consolidation in the industry and the write-down of non-performing loans. The fund also has major financial stock holdings in India and Brazil. In India, we see the growth in mortgage and other consumer loans as providing additional areas of opportunity. Brazilian banks have strong franchises that have provided a return on equity in the high teens.

The emerging markets continue to provide many areas of opportunity. However, given the recent rally that lifted almost every market, future returns are likely to vary considerably among markets and stocks, making stock selection an important factor in results.

We look forward to reporting to you in another six months.

Sincerely,

/s/ Robert Ronus
Robert Ronus
Chairman of the Board

/s/ Shaw B. Wagener
Shaw B. Wagener
President

January 30, 2004

Here are the cumulative total returns and average annual total returns with all distributions reinvested for periods ended December 31, 2003: 10 years: 41.81%, or 3.56% a year; 5 years: 61.85%, or 10.11% a year; 12 months: 51.51%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE PERIODS. THE RESULTS SHOWN ARE BEFORE TAXES ON FUND DISTRIBUTIONS AND SALE OF FUND SHARES. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. BECAUSE SHARE PRICES MAY DECLINE, THE VALUE OF YOUR HOLDINGS MAY DECREASE. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE PROSPECTUS.

THE INVESTMENT LANDSCAPE

The geographic  concentrations of assets found in Emerging Markets Growth Fund's
(EMGF) portfolio rarely reflect a predetermined decision to concentrate our investment in a particular country or region. More often, these concentrations result from buy and sell decisions made stock-by-stock, based on intensive, proprietary research. While the emphasis of that research is on companies, EMGF's portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect our holdings. Here is our view of the investment landscape in the fund's five largest areas of concentration for the six-month period ended December 31, 2003. The five account for nearly two thirds of net assets. (Percentage changes for markets and stock prices are in U.S. dollars and are for the six-month period ended December 31, 2003, unless otherwise noted.)

SOUTH KOREA (18.5% OF NET ASSETS)

South Korea's economy remained sluggish as the increase in the country's exports and rising corporate capital investment did not entirely offset the sharp deceleration in consumer spending. A funding crisis faced by several credit card companies, and a corporate scandal involving SK Corp. further undermined investor confidence. Even in this difficult environment, stocks rose more than 25%, but trailed the stronger results of the emerging markets benchmark.

Consumer demand declined steadily following a sharp reduction in loans made by credit card companies seeking to comply with stricter rules on lending which were enacted by government regulators in early 2003. The higher loan reserve requirements and other measures called for by the new regulation ended a three-year credit boom that had helped reinflate South Korea's economy after the 1998 Asian financial crisis. Greater investor and regulatory scrutiny of the balance sheets of financial institutions also revealed a much higher than expected level of non-performing loans at some credit card companies. These revelations prompted the bond markets and other investors to turn more cautious on lending to those companies. As a result, several credit card companies were unable to renew the short-term loans they use to finance their business.

An ongoing consolidation in the financial industry meant most credit card companies were absorbed either by affiliated companies or other financial institutions. During the shakeout, LG Card had to be bailed out by a consortium of banks led by a quasi-government entity, the Korea Development Bank. Shares of financial companies had mixed results in this environment, with some stocks making strong gains and others declining. The relatively low valuation of financial company stocks on a historical basis attracted some investors.

Although consumer demand was tepid, industrial production continued to grow and exports increased more than 20% over the corresponding period of the prior year. Many corporations focused on cost-cutting, although the results of wage battles were mixed and varied from industry to industry. A severe typhoon also hurt economic activity in certain areas. A global increase in technology spending supported revenue increases at companies like Samsung Electronics, and its stock rose 27% during the period. But shares of domestically oriented companies, including the telecommunication services providers, did not fare as well.

INDIA (13.7% OF NET ASSETS)

For the most recent six-month period, India was the sort of market that investors cite when making a case for investing in emerging markets stocks: there was rapid economic growth, an expanding consumer market, gradual liberalization of the economy, privatization of state-owned assets, significant infrastructure and power sector reform, and an improving political climate.

The economy accelerated in the fourth quarter following the positive impact of the monsoons on the agricultural sector, which put money in the pockets of the vast rural populace. GDP growth for the fiscal year ending March 2004 is expected to be above 7%. With consumer spending on the rise, revenues and profitability climbed for a host of companies. Meanwhile, shares of power generation, industrial, and financial companies rose following legislation permitting the privatization of the power sector and changes in bankruptcy laws that made it easier for banks to foreclose on non-performing loans.

A range of measures - including cost-cutting and streamlining products and operations - by many Indian corporations, has raised profitability. Indian conglomerates like Reliance Industries benefited from the increasing demand for petrochemicals. Additionally the global uptick in corporate spending on technology services helped stabilize the prices that Indian IT companies like Infosys Technologies could charge their global clients, allowing for better margins. The expanded use of generic drugs in many Western markets helped Indian pharmaceutical companies like Ranbaxy Laboratories and Dr. Reddy's Laboratories increase overseas market share.

On the political front, the ruling Bharatiya Janata Party won three of four key state elections in December, improving its prospects in parliamentary elections that are likely to be held in the first half of 2004. Riding the positive momentum of the state elections, Indian Prime Minister Atal Behari Vajpayee took steps toward restoring normal diplomatic relations with Pakistan. This raised hopes of a regional peace agreement that would allow both countries to focus greater resources toward economic and social projects.

BRAZIL (11.0% OF NET ASSETS)

Brazilian stocks surged as the government, led by President Luiz Inacio Lula da Silva, forged ahead with fiscal reforms despite opposition from factions within its own party as well as the opposition. In addition, a significant decline in interest rates, a stable currency and a substantial drop in bond yields created a virtuous circle, allowing stocks to rise nearly 64% in the six-month period.

The government did achieve a major success with the Congress's December passage of a social security bill aimed at saving the government more than $17 billion over the next 20 years. The measure should help cut the social security deficit which is currently estimated at nearly 3.8% of gross domestic product. Social security is a major contributor to the country's nominal public sector deficit. Although many more steps, including labor reform, are needed to make the economy more efficient and globally competitive, investors have been encouraged by the general direction of economic policies. The rating agency Standard & Poor's raised the outlook on Brazil to positive from stable.

In December, Brazil received a 15-month extension of its $34 billion loan agreement with the International Monetary Fund, along with $6.6 billion in new funding. These developments are particularly impressive when one considers that, in 2002, Brazil needed an emergency credit line from the IMF in order to shore up waning investor confidence in the run-up to presidential elections. In return for continued IMF financial support, Brazil promised to maintain a primary budget surplus target equal to 4.25% of gross domestic product through 2004.

On the monetary front, with inflation at less than 10%, the central bank lowered the key reference rate by a whopping 10 percentage points - from 26.0% to 16.0%
- during the six months. This raised hopes that GDP growth would improve from the estimated 1% rate recorded in 2003.

In the stock market, metals and mining stocks such as CVRD had the best results during the period, benefiting from robust demand from China and strong global commodity prices. Shares of utility companies also rose in anticipation of an economic recovery and expectations that the government would propose a new regulatory model for the sector.

TAIWAN (10.3% OF NET ASSETS)

Taiwan's economy picked up momentum on the back of a global recovery in technology spending and strong demand from mainland China, where the island sends an estimated 30% of its exports. Taiwanese domestic consumption grew, unemployment started to decline and banks reported loan growth, all of which seemed to indicate that the economy was picking up after three years of declining or relatively flat GDP numbers. Taiwanese corporations regained some pricing power and saw strong earnings growth.

Taiwanese stocks rose more than 26% but trailed the broader emerging markets as, late in the year, investors took profits in technology stocks that had gained in the second and third quarters. Technology shares represent over half the market capitalization of the Taiwan market. Stocks in the semiconductor sector in particular were subject to profit-taking. The fund continued to hold investments in many Taiwanese technology companies on the view that capital expenditure on technology upgrades has not yet happened on a broad scale. Moreover, the semiconductor industry has not yet overbuilt capacity as it did in previous cycles.

On the political front, the increase in rhetoric between Taiwan and China over the issue of the island's sovereignty dampened market sentiment. Tensions rose after Taiwan lawmakers, on the insistence of President Chen Shui-bian, passed a bill allowing the island to hold a referendum on a measure which would enable the government to take certain steps in the event of an external threat. Although many political observers see the referendum as election-year politicking by a Taiwanese leader locked in a tight race for the presidency - elections are scheduled for March 2004 - investors have nonetheless stepped back, apparently fearful of increased market volatility.

From a technical perspective, foreign investor demand for Taiwanese stocks could grow in anticipation of changes to the MSCI Emerging Markets Index. MSCI has announced that it will increase the weight of Taiwanese stocks in the benchmark sometime in 2004.

MEXICO (9.3% OF NET ASSETS)

Mexican stocks rose 15% during the six-month period, but trailed the performance of many other major emerging markets, held back by a sluggish economy that started to show some vigor only toward the end of 2003. As inflation and interest rates remained low, companies in many sectors had limited ability to raise prices, which dampened the outlook for profit growth. The peso also lost value versus the U.S. dollar during the period.

On the macro front, the government led by President Vicente Fox was weakened further when the governing party lost seats in the July congressional elections. As a result, political gridlock continued to hamper much-needed reforms, especially in the electricity sector where inefficiency has held back output and investment. Political intransigency also blocked the government's proposed fiscal reforms, which were rejected by the Congress in December.

The country's appeal as a low-cost production base for U.S. companies is also being undermined by lower-cost wages in Asia. Nevertheless, the steady recovery in the U.S. economy has created some demand for Mexican goods and, according to Mexican government estimates, the country's non-oil exports started to grow toward the end of 2003.

Although overall stock market results have been lackluster compared with the broader emerging markets, returns have varied substantially by company and sector. America Movil, which consolidated its position as Latin America's leading wireless services provider through acquisitions in Argentina, Ecuador, Brazil and El Salvador, rose nearly 46%. Consumer stocks such as Kimberly-Clark de Mexico and Wal-Mart de Mexico did not do as well and trailed the domestic market. However, despite the slow economy, consumer companies such as Wal-Mart de Mexico sustained double-digit profit growth through increased market share and cost controls.

The fund trimmed its exposure to Mexico, primarily by eliminating its investment in Telefonos de Mexico, which has seen a slowdown in both revenue and earnings growth.

ABOUT THE FUND AND ITS ADVISER

Emerging Markets Growth Fund (EMGF) was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage EMGF. Capital International is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. These companies have been involved in international investing since the 1950s. Capital International employs a value-oriented, research-driven approach. Capital International and its institutional management affiliates maintain a global investment intelligence network that continues to grow and currently employs more than 132 investment professionals based on three continents. They include analysts and portfolio managers, born in over 25 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

As EMGF has grown, its adviser has devoted increased resources to the task of evaluating and managing investments in developing countries. Currently, the organization has 28 analysts covering these countries, compared with four in 1986; these analysts also manage a portion of the fund. Most of its assets are managed by nine portfolio managers, compared with two in 1986; both of the original managers, incidentally, are still with the fund.

Capital International's research effort focuses heavily on regions as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies -- and the funds they manage, including Emerging Markets Growth Fund -- a competitive edge.



EMERGING MARKETS GROWTH FUND
INVESTMENT PORTFOLIO, DECEMBER 31, 2003 (unaudited)




                                                 Equity Securities
                                 --------------------------------------------------------
SECTOR DIVERSIFICATION           Common stocks          Preferred            Convertible         Bonds            Percent of
                                                        stocks               bonds                                net assets
Information technology           20.41%                 -                    -                   -                20.41%
Financials                       15.33                  2.14%                .01%                -                17.48
Telecommunication services       11.26                  2.93                 .01                 .12%             14.32
Materials                        10.41                  1.75                 -                   .01              12.17
Energy                           10.12                  .75                  -                   .01              10.88
Consumer staples                 8.24                   1.17                 -                   .04              9.45
Consumer discretionary           5.11                   .05                  -                   .02              5.18
Industrials                      2.66                   .10                  -                   -                2.76
Utilities                        2.22                   -                    -                   -                2.22
Health care                      1.26                   -                    -                   -                1.26
Other                            .61                    -                    -                   1.57             2.18
                                 87.63%                 8.89%                .02%                1.77%            98.31
Short-term securities                                                                                              3.97
Excess of payables over cash and receivables (including foreign currency contracts)                               (2.28)
Net assets                                                                                                       100.00%


                                                                                        Shares or           Market        Percent
EQUITY SECURITIES                                                                       principal           value         of net
(common and preferred stocks and convertible bonds)                                      amount             (000)         assets

Argentina  -  0.36%
BI SA (acquired 10/21/93, cost: $4,567,000) (1) (2)                                     4,952,159          $ 1,458          0.01 %
Grupo Financiero Galicia SA, Class B (2)                                                        5                -             -
Hidroneuquen SA (acquired 11/11/93, cost: $29,183,000) (1) (2) (3)                     28,022,311              890           .00
Nortel Inversora SA, Class B, preferred (ADR) (2)                                       4,529,300           26,496          0.13
Telecom Argentina STET-France Telecom SA, Class B (ADR) (2)                             4,906,346           42,931          0.22
                                                                                                            71,775          0.36

Brazil  -  10.66%
Aracruz Celulos SA, Class B, preferred nominative (ADR)                                 1,144,100           40,089          0.20
Banco Itau Holding Financeira SA, preferred nominative                              1,503,671,800          149,327
Banco Itau Holding Financeira SA, preferred nominative (ADR)                              240,000           11,705          0.81
Brasil Telecom Participacoes SA, ordinary nominative                                  435,079,900            2,747
Brasil Telecom Participacoes SA, preferred nominative                                 854,191,000            6,387
Brasil Telecom Participacoes SA, preferred nominative (ADR)                               827,000           31,261          0.20
Cia. de Bebidas das Americas - AmBev, ordinary nominative                              20,067,000            4,409
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR)                        6,253,860          159,536          0.82
Cia. Vale do Rio Doce, ordinary nominative                                                444,000           26,041
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                        2,722,146          159,246
Cia. Vale do Rio Doce, Class A, preferred nominative                                      233,600           11,898
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)                              4,832,652          248,930          2.24
EMBRAER - Empresa Brasileira de Aeronautica SA, preferred nominative (ADR)                590,699           20,692          0.10
Embratel Participacoes SA, ordinary nominative (2)                                  4,136,429,000           20,181          0.10
Itausa - Investimentos Itau SA, preferred nominative                                  225,625,106          266,222          1.33
New GP Capital Partners, LP, Class B (acquired 1/28/94,
   cost: $16,206,000) (1)(2)(3)                                                            27,000            3,444          0.02
Petroleo Brasileiro SA - Petrobras, ordinary nominative                                   891,310           25,937
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                           2,023,600           59,170
Petroleo Brasileiro SA - Petrobras, preferred nominative                                  885,056           23,397
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                          4,769,080          127,144          1.18
Tele Celular Sul Participacoes SA, ordinary nominative                              4,388,760,565            4,601
Tele Celular Sul Participacoes SA, preferred nominative (ADR)                           2,396,400           34,388          0.19
Tele Centro Oeste Celular Participacoes SA, preferred nominative                    1,106,600,000            3,680
Tele Centro Oeste Celular Participacoes SA, preferred nominative (ADR)                  4,423,338           43,570          0.24
Telecomunicacoes de Sao Paulo SA, ordinary nominative                                  94,300,000            1,191
Telecomunicacoes de Sao Paulo SA, preferred nominative                              1,434,922,000           22,492          0.12
Telecomunicacoes Brasileiras SA, preferred nominative (ADR)                               694,000           23,471          0.12
Tele Leste Celular Participacoes SA, ordinary nominative (2)                        3,849,076,542            1,105
Tele Leste Celular Participacoes SA, preferred nominative (ADR) (2)                       583,543            8,094          0.05
Telemar Norte Leste SA, Class A, preferred nominative                               3,274,868,000           65,271          0.33
Telemig Celular Participacoes SA, ordinary nominative                               1,489,281,349            3,973
Telemig Celular Participacoes SA, preferred nominative (ADR)                            1,064,058           34,156          0.19
Telemig Celular SA, Class G, preferred nominative                                     385,295,000            5,599          0.03
Tele Nordeste Celular Participacoes SA, ordinary nominative                         3,036,599,336            3,183
Tele Nordeste Celular Participacoes SA, preferred nominative (ADR)                      1,300,174           36,327          0.20
Tele Norte Celular Participacoes SA, ordinary nominative (2) (3)                    9,099,521,561            3,589
Tele Norte Celular Participacoes SA, preferred nominative (ADR) (2) (3)                   395,642            4,320          0.04
Tele Norte Leste Participacoes SA, ordinary nominative                              1,097,215,283           13,364
Tele Norte Leste Participacoes SA, preferred nominative                             5,506,798,676           86,546
Tele Norte Leste Participacoes SA, preferred nominative (ADR)                           2,481,400           38,288          0.69
Telesp Celular Participacoes SA, preferred nominative (ADR) (2)                        14,256,600           93,808          0.47
Unibanco-Uniao de Bancos Brasileiros SA, units (GDS)                                    6,031,354          150,482          0.75
Usinas Siderurgicas de Minas Gerais SA, Class A, preferred nominatiive                  4,028,298           47,322          0.24
                                                                                                         2,126,583         10.66

Canada  -  0.70%
Crew Development Corp. (2)                                                              2,925,000            2,281          0.01
Ivanhoe Mines Ltd. (2) (3)                                                             17,189,000          136,673          0.69
                                                                                                           138,954          0.70

Chile  -  1.02%
Banco Santander - Chile  (ADR)                                                          1,811,815           43,085          0.22
Cia. de Telecomunicaciones de Chile SA (ADR)                                            3,221,535           48,162          0.24
Embotelladora Andina SA, Class A, preferred nominative (ADR) (3)                        3,610,050           37,906
Embotelladora Andina SA, Class B, preferred nominative (ADR) (3)                        3,220,273           35,294          0.37
Enersis SA (2)                                                                         84,446,000           12,221
Enersis SA (ADR) (2)                                                                    3,631,100           26,725          0.19
                                                                                                           203,393          1.02

China  -  3.22%
BYD Co. Ltd. (Hong Kong) (3)                                                           13,299,000           35,036          0.18
China International Marine Containers (Group) Co. Ltd., Class B (2)                    10,069,645           19,277          0.10
China Life Insurance Co. Ltd. (Hong Kong) (2)                                           3,657,300            2,992
China Life Insurance Co. Ltd. (ADR) (2)                                                 2,524,300           83,226          0.43
China Merchants Holdings (International) Co. Ltd.  (Hong Kong)                         18,502,000           24,431          0.12
China Mobile (Hong Kong) Ltd.                                                          19,523,800           59,986
China Mobile (Hong Kong) Ltd. (ADR)                                                       364,600            5,662          0.33
China Oilfield Services Ltd. (Hong Kong)                                               70,138,000           24,848          0.13
China Petroleum & Chemical Corp. (Hong Kong)                                           59,874,000           26,803          0.13
China Shipping Development Co. Ltd. (Hong Kong)                                        22,456,000           16,634          0.08
China Southern Airlines Co. Ltd. (Hong Kong) (2)                                       21,614,200            9,258          0.05
China Telecom Corp. Ltd. (Hong Kong)                                                  140,277,800           57,828          0.29
Huaneng Power International, Inc. (Hong Kong)                                          41,442,000           71,806          0.36
Jiangsu Expressway Co. Ltd. (Hong Kong)                                                   580,227              308           .00
Lianhua Supermarket Holdings Co. Ltd. (Hong Kong) (2)                                  11,034,000           11,656          0.06
PetroChina Co. Ltd. (Hong Kong)                                                        70,046,100           40,155          0.20
Sinopec Shanghai Petrochemical Co. Ltd. (Hong Kong)                                    56,028,000           24,901          0.13
Tong Ren Tang Technologies Co. Ltd. (Hong Kong) (3)                                     5,529,900            9,724          0.05
Tsingtao Brewery Co. Ltd. (Hong Kong)                                                   7,260,000            8,511          0.04
UBS AG Call Warrants on Baoshan Iron & Steel Co. Ltd., A Shares,
   expire October 11, 2004 (2)                                                         45,217,800           38,625          0.19
Yanzhou Coal Mining Co. Ltd. (Hong Kong)                                               47,049,000           47,579          0.24
Zhejiang Expressway Co. Ltd. (Hong Kong)                                               31,876,000           22,380          0.11
                                                                                                           641,626          3.22

Colombia  -  0.10%
Bancolombia SA (ADR)                                                                    3,695,521           19,734          0.10

Croatia  -  0.33%
PLIVA DD (GDR)                                                                          4,061,556           66,203          0.33

Czech Republic  -  0.39%
CESKY TELECOM, AS                                                                       6,942,540           78,721          0.39

Egypt  -  0.24%
Egyptian Company for Mobile Services S.A.E.                                             3,870,000           47,516          0.24

Hong Kong  -  0.96%
ASM Pacific Technology Ltd.                                                             4,139,000           18,129          0.09
China.com Corp., Class A (2)                                                            2,963,600           23,916          0.12
Clear Media Ltd. (2)                                                                   22,774,000           14,669          0.07
Fountain Set (Holdings) Ltd.                                                            8,024,000            5,479          0.03
Global Bio-chem Technology Group Co. Ltd.                                              41,766,600           25,827          0.13
Harbin Brewery Group Ltd. (3)                                                          60,993,000           24,554          0.12
Hopewell Holdings Ltd.                                                                 30,770,000           47,369          0.24
Texwinca Holdings Ltd.                                                                 43,510,700           31,670          0.16
                                                                                                           191,613          0.96

Hungary  -  1.05%
Magyar Tavkozlesi Rt.                                                                  16,913,287           64,001
Magyar Tavkozlesi Rt. (ADR)                                                             1,537,100           28,759          0.46
MOL Magyar Olaj- es Gazipari Rt., Class A                                                 603,202           18,246
MOL Magyar Olaj- es Gazipari Rt., Class A (GDR)                                           291,300            8,885          0.14
National Savings and Commercial Bank Ltd. (2)                                           6,932,890           88,832          0.45
                                                                                                           208,723          1.05

India  -  13.68%
Bajaj Auto Ltd.                                                                         1,220,295           30,509          0.15
Bharat Heavy Electricals Ltd.                                                           7,749,645           86,133          0.43
Bharat Petroleum Corp. Ltd.                                                             3,312,600           32,827          0.16
Bharti Tele-Ventures Ltd. (2)                                                          11,614,620           26,858          0.14
BSES Ltd. (GDR)                                                                         1,431,100           47,226          0.24
Cummins India Ltd. (3)                                                                 10,446,937           29,307          0.15
Dr. Reddy's Laboratories Ltd.                                                           1,365,156           42,925
Dr. Reddy's Laboratories Ltd. (ADR)                                                       112,807            3,570          0.23
GlaxoSmithKline Consumer Healthcare Ltd.                                                1,262,700            8,899          0.04
Grasim Industries Ltd.                                                                         39                1           .00
HDFC Bank Ltd.                                                                          5,577,552           44,804
HDFC Bank Ltd. (ADR)                                                                      794,000           24,249          0.35
Hindustan Lever Ltd.                                                                   62,266,098          280,095          1.40
Housing Development Finance Corp. Ltd. (3)                                             19,593,306          278,294          1.40
I.T.C. Ltd.                                                                               906,531           19,617          0.10
ICICI Bank Ltd. (3)                                                                    13,193,690           85,766
ICICI Bank Ltd. (ADR) (3)                                                              11,175,175          191,989          1.39
Infosys Technologies Ltd. (3)                                                           3,697,638          452,723          2.27
Larsen & Toubro Ltd.                                                                    2,206,928           25,599          0.13
Maruti Udyog Ltd. (2)                                                                     554,800            4,580          0.02
Ranbaxy Laboratories Ltd.                                                               3,480,687           83,877          0.42
Reliance Industries Ltd.                                                               57,950,784          730,409
Reliance Industries Ltd. (GDR)                                                            422,900           13,110          3.73
SET India Ltd. (acquired 5/15/00, cost: $34,131,000) (1) (2)                              106,250            2,604          0.01
SET Satellite (Singapore) Pte. Ltd. (acquired 5/15/00,
   cost: $73,162,000) (1) (2)                                                           2,847,112            5,797          0.03
State Bank of India                                                                     5,840,100           69,073
State Bank of India (GDR)                                                                 406,259           13,203          0.41
Sun Pharmaceutical Industries Ltd.                                                      1,480,000           19,396          0.10
Tata Power Co. Ltd. (2)                                                                   754,279            5,200          0.03
Wipro Ltd.                                                                              1,264,180           48,288
Wipro Ltd. (ADR)                                                                          213,455           10,289          0.29
Zee Telefilms Ltd.                                                                      3,407,727           11,247          0.06
                                                                                                         2,728,464         13.68

Indonesia  -  2.97%
PT Astra International Tbk                                                            137,034,384           81,471          0.41
PT Gudang Garam                                                                        11,721,500           18,955          0.10
PT Hanjaya Mandala Sampoerna Tbk (3)                                                  256,401,300          136,432          0.68
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B               431,705,351          346,494          1.74
PT Ramayana Lestari Sentosa Tbk                                                        17,317,500            8,957          0.04
                                                                                                           592,309          2.97

Israel  -  0.52%
"Bezeq" The Israel Telecommunication Corp. Ltd.                                        41,352,700           47,497          0.24
Metalink Ltd. (2)                                                                         226,500            1,585          0.01
Nova Measuring Instruments Ltd. (2)                                                       586,000            3,446          0.01
Orbotech Ltd. (2)  (3)                                                                  2,177,525           52,086          0.26
                                                                                                           104,614          0.52

Kazakhstan  -  0.01%
OJSC Kazkommertsbank (ADR) (acquired 9/10/97, cost: $1,466,000) (1) (2)                    72,877            1,829          0.01

Malaysia  -  3.16%
Astro All Asia Networks PLC (2)                                                        47,119,600           54,808          0.27
British American Tobacco (Malaysia) Bhd.                                                1,217,300           13,935          0.07
EON Capital Bhd. (2)                                                                   11,273,000           13,350          0.07
Genting Bhd.                                                                            6,847,600           29,913          0.15
Hong Leong Bank Bhd.                                                                   24,190,000           33,102          0.16
IJM Corp. Bhd.                                                                         16,512,714           20,250          0.10
IJM Plantations Bhd. (2)                                                                6,605,085            1,947          0.01
IOI Corp. Bhd.                                                                         34,325,300           69,554          0.35
Malayan Banking Bhd.                                                                   43,273,450          109,892          0.55
Malaysian Pacific Industries Bhd.                                                         473,800            2,120          0.01
Maxis Communications Bhd.                                                              67,584,900          134,281          0.67
Resorts World Bhd.                                                                      5,925,600           15,750          0.08
Road Builder (M) Holdings Bhd.                                                         23,013,000           21,560          0.11
S P Setia Berhad Group (3)                                                             34,837,100           32,087          0.16
Tanjong PLC                                                                            13,061,800           37,123          0.19
UMW Holdings Bhd. (3)                                                                  25,827,796           41,121          0.21
                                                                                                           630,793          3.16

Mexico  -  9.19%
America Movil SA de CV, Series A                                                       18,275,000           25,002
America Movil SA de CV, Series L                                                       27,412,500           37,772
America Movil SA de CV, Series L (ADR)                                                 20,945,200          572,642          3.19
America Telecom SA de CV, Series A1 (2)                                                 1,831,300            2,368          0.01
Apasco, SA de CV                                                                        9,995,845           82,497          0.41
Cemex, SA de CV, ordinary participation certificates, units                             2,319,659           12,146
Cemex, SA de CV, ordinary participation certificates, units (ADR)                         518,295           13,579          0.13
Coca-Cola FEMSA, SA de CV, Series L (ADR) (2)                                             485,700           10,316          0.05
Consorcio International Hospital, SA de CV, convertible preferred,
   units (acquired 9/25/97, cost: $4,827,000) (1)  (2)                                     23,970                -             -
Controladora Comercial Mexicana, SA de CV, units                                       24,883,500           25,061          0.13
Fomento Economico Mexicano, SA de CV (ADR)                                              4,533,180          167,184
Fomento Economico Mexicano, SA de CV, units                                             2,131,900            7,882          0.88
Grupo Financiero BBVA Bancomer, SA de CV, Series B (2)                                137,025,400          117,241          0.59
Grupo Industrial Bimbo, SA de CV, Series A                                              6,540,375           12,294          0.06
Grupo Mexico SA de CV (2)                                                               3,162,546            8,126          0.04
Grupo Televisa, SA, ordinary participation certificates (ADR)                           4,997,232          199,190          1.00
Industrias Penoles, SA de CV                                                              458,300            2,075          0.01
Kimberly-Clark de Mexico, SA de CV, Class A, ordinary participation certificates       45,975,300          118,011          0.59
Organizacion Soriana, SA de CV, Series B (2)                                            5,855,900           12,954          0.06
Wal-Mart de Mexico, SA de CV, Series C                                                 34,588,933           92,669
Wal-Mart de Mexico, SA de CV, Series V                                                101,980,391          291,126
Wal-Mart de Mexico, SA de CV, Series V (ADR)                                              847,132           23,720          2.04
                                                                                                         1,833,855          9.19

Morocco  -  0.03%
Holcim (Maroc) SA, Class A                                                                 46,585            5,308          0.02
Societe des Brasseries du Maroc                                                            12,332            1,590          0.01
                                                                                                             6,898          0.03

Peru  -  0.38%
Cia. de Minas Buenaventura SA                                                             456,485           12,924
Cia. de Minas Buenaventura SA (ADR)                                                     1,329,234           37,591          0.25
Credicorp Ltd.                                                                          1,970,562           26,307          0.13
                                                                                                            76,822          0.38

Philippines  -  0.57%
ABS-CBN Holdings Corp. (Philippine Deposit Receipts) (2)                               27,285,750           12,298          0.06
Ayala Corp.                                                                            67,315,250            6,310          0.03
Ayala Land, Inc.                                                                       97,485,230           10,721          0.06
Bank of the Philippine Islands                                                            833,200              698           .00
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98,
   cost: $1,850,000) (1)  (2)                                                             724,790                -
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98,
   cost: $616,000)  (1)  (2)                                                              241,431                -             -
GLOBE TELECOM, Inc.                                                                       678,048           10,512          0.05
International Container Terminal Services, Inc.                                        19,533,588            1,162          0.01
Philippine Long Distance Telephone Co. (2)                                              1,748,330           30,573
Philippine Long Distance Telephone Co. (ADR) (2)                                          992,286           17,286
Philippine Long Distance Telephone Co., convertible preferred shares,
   Series III (GDS)                                                                        50,664            2,412          0.25
SM Prime Holdings, Inc.                                                               186,666,700           21,874          0.11
                                                                                                           113,846          0.57

Poland  -  0.77%
Bank Polska Kasa Opieki SA                                                                808,495           23,406          0.12
Bank Przemyslowo-Handlowy SA                                                              236,299           22,487
Bank Przemyslowo-Handlowy SA (GDR)                                                            420               19          0.11
Bank Zachodni WBK SA                                                                    2,003,085           40,647          0.21
Telekomunikacja Polska SA                                                              16,336,834           66,346          0.33
                                                                                                           152,905          0.77

Russian Federation  -  5.55%
Baring Vostok Private Equity Fund (acquired 12/15/00,
   cost: $13,087,000) (1)  (2)  (3)  (4)                                               13,087,057           13,392          0.07
JSC MMC "Norilsk Nickel" (ADR)                                                          4,900,170          325,861          1.63
LUKoil Holding (ADR)                                                                    5,817,059          541,568          2.72
New Century Capital Partners, LP (acquired 12/7/95,
   cost: $5,486,000) (1)  (2)  (4)                                                      5,250,000            2,282          0.01
OAO Gazprom (ADR)                                                                       2,010,304           52,067
OAO Gazprom (ADR) (acquired 10/21/96, cost: $5,646,000) (1)                               363,900            9,425          0.31
OAO Moscow City Telephone Network                                                       3,007,500           38,797          0.19
Wimm-Bill-Dann Foods (ADR) (2)                                                          1,735,900           29,510          0.15
YUKOS Oil Co. (ADR)                                                                     2,229,422           93,636          0.47
                                                                                                         1,106,538          5.55

Singapore  -  0.04%
Noble Group Ltd.                                                                        3,923,000            7,393          0.04

South Africa  -  4.84%
Anglo American Platinum Corp. Ltd.                                                      1,128,072           49,328          0.25
Gold Fields Ltd.                                                                        3,237,609           46,381
Gold Fields Ltd. (ADR)                                                                    490,000            6,831          0.27
Harmony Gold Mining Co. Ltd.                                                            4,961,000           80,745
Harmony Gold Mining Co. Ltd. (ADR)                                                      1,049,800           17,038          0.49
Impala Platinum Holdings Ltd.                                                           1,889,882          164,429          0.82
Nedcor Ltd.                                                                             9,430,053           87,747          0.44
Sappi Ltd.                                                                              2,502,045           34,155          0.17
Sasol Ltd.                                                                             22,081,093          314,673          1.58
South Africa Capital Growth Fund, LP, Class A (acquired 8/25/95,
   cost: $893,000) (1)                                                                      2,180              331
South Africa Capital Growth Fund, LP, Class D (acquires 8/25/95,
   cost: $5,387,000) (1)                                                                   13,650            2,073          0.01
South African Private Equity Fund III, LP (acquired 9/23/98,
   cost: $19,301,000) (1)  (3)  (4)                                                        22,535           12,088          0.06
South African Private Equity Fund III, Ltd. (acquired 10/6/00,
   cost: $7,556,000) (1)  (4)                                                               7,798            7,495          0.04
Standard Bank Group Ltd.                                                               15,097,600           88,733          0.45
Telkom SA Ltd.                                                                          5,051,300           52,625          0.26
                                                                                                           964,672          4.84

South Korea  -  18.50%
Cheil Communications Inc.                                                                 171,750           24,948          0.13
CJ Home Shopping Co. Ltd.                                                                 185,959            8,244          0.04
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (2)                                  2,279,300           29,281
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (GDR) (2)                            1,148,490           28,942          0.29
ENTERPRISEnetworks Inc. (acquired 5/18/00, cost: $21,675,000) (1)  (2)                    321,716                -             -
Hanaro Telecom, Inc. (2)                                                                2,021,671            5,542          0.03
Hankook Tire Co., Ltd.                                                                  6,052,370           45,736          0.23
Hyundai Development Co. (3)                                                             4,443,274           46,074          0.23
Hyundai Marine & Fire Insurance Co., Ltd.                                                 363,070           10,639          0.05
Hyundai Motor Co.                                                                       2,442,164          103,551
Hyundai Motor Co., nonvoting preferred                                                    500,730            9,628          0.57
INI Steel Co. (GDS)                                                                     3,016,480           25,640          0.13
Kookmin Bank                                                                           10,125,055          379,583
Kookmin Bank (ADR)                                                                      1,457,154           55,139          2.18
KorAm Bank                                                                                537,100            6,314          0.03
Korea Electric Power Corp.                                                             10,312,760          185,301          0.93
Korea Exchange Bank (2)                                                                 1,563,910            4,228          0.02
Korea Gas Corp.                                                                         2,691,370           55,929          0.28
KT Corp.                                                                                1,293,000           48,420
KT Corp. (ADR)                                                                          1,575,018           30,036          0.39
KT Freetel Co., Ltd.                                                                      649,776           10,420          0.05
LG Ad Inc.                                                                                136,700            2,399          0.01
LG Card Co., Ltd.                                                                       7,731,384           19,767
LG Card Co., Ltd. 3.00% convertible notes, January 21, 2009                      KRW2,882,100,000            1,237          0.11
LG Electronics Inc.                                                                     3,051,630          150,147          0.75
LG Engineering & Construction Co., Ltd. (3)                                             2,589,070           38,803          0.20
Nong Shim Co., Ltd.                                                                       219,800           44,108          0.22
POSCO                                                                                     588,115           80,489          0.40
Pulmuone Co., Ltd.                                                                        227,550           10,890          0.06
Samsung Electronics Co., Ltd.                                                           2,307,459          873,773
Samsung Electronics Co., Ltd. (GDS)                                                     3,045,994          572,647
Samsung Electronics Co., Ltd., nonvoting preferred (GDS)                                    1,380              139          7.25
Samsung Fire & Marine Insurance Co., Ltd. (3)                                           2,781,311          159,966          0.80
Samsung SDI Co., Ltd.                                                                   1,145,876          135,177
Samsung SDI Co., Ltd. (GDR)                                                               621,500           18,396          0.77
Samsung Securities Co., Ltd.                                                            1,635,400           35,015          0.18
Shinhan Financial Group Co., Ltd.                                                      13,470,110          215,454
Shinhan Financial Group Co., Ltd. (ADR)                                                   190,950            6,120          1.11
SK Telecom Co., Ltd.                                                                      652,120          108,960
SK Telecom Co., Ltd. (ADR)                                                              2,637,990           49,199          0.79
Woori Finance Holdings Co., Ltd.                                                        9,277,000           53,123          0.27
                                                                                                         3,689,404         18.50

Taiwan  -  10.32%
Advanced Semiconductor Engineering, Inc. (2)  (3)                                     213,991,191          220,239          1.10
Ambit Microsystems Corp.                                                               12,924,600           34,112          0.17
Asia Corporate Partners Fund, Class B (acquired 3/12/96, cost: $9,305,000) (1)             39,360            5,896          0.03
ASUSTeK Computer Inc.                                                                  19,034,125           42,098
ASUSTeK Computer Inc. (GDR)                                                               234,356              527          0.21
AU Optronics Corp. (2)                                                                 19,239,000           22,524          0.11
Compal Electronics, Inc.                                                               11,323,210           15,527
Compal Electronics, Inc. (GDS)                                                            129,720              902          0.08
Delta Electronics, Inc.                                                                25,442,655           32,638          0.16
Fubon Financial Holding Co., Ltd.                                                      54,003,000           51,758          0.26
High Tech Computer Corp.                                                                2,474,640            9,086
High Tech Computer Corp. (GDR) (2)                                                        548,400            8,007          0.09
Hon Hai Precision Industry Co., Ltd.                                                   24,749,064           97,434
Hon Hai Precision Industry Co., Ltd. (GDR)                                              2,162,893           17,195          0.58
Mediatek Incorporation                                                                  9,873,850           92,886          0.47
President Chain Store Corp.                                                            39,171,217           60,068          0.30
Quanta Computer Inc.                                                                   91,897,395          226,288
Quanta Computer Inc. (GDR) (2)                                                          1,877,100           22,713          1.25
Realtek Semiconductor Corp.                                                            12,765,600           21,834          0.11
Seres Capital (Cayman) (acquired 3/12/96, cost: $12,000) (1)  (3)                               2               19
Seres Capital (Cayman), nonvoting (acquired 3/12/96, cost: $63,000) (1)  (3)                    8               93           .00
Siliconware Precision Industries Co., Ltd. (2)                                         76,508,000           78,516
Siliconware Precision Industries Co., Ltd. (ADR) (2)                                      165,800              854          0.40
SinoPac Holdings                                                                       75,739,000           38,417          0.19
Taiwan Hon Chuan Enterprise Co., Ltd. (3)                                               6,687,368            8,500
Taiwan Hon Chuan Enterprise Co., Ltd., rights, expire January 12, 2004 (2)  (3)           567,132              119          0.04
Taiwan Semiconductor Manufacturing Co., Ltd. (2)                                      420,525,334          787,477          3.95
Test-Rite International Co., Ltd.                                                      14,583,915            9,075          0.05
Tong Yang Industry Co., Ltd. (3)                                                       21,298,340           31,718          0.16
United Microelectronics Corp. (2)                                                      27,208,550           23,349          0.12
VIA Technologies, Inc. (3)                                                             75,934,150           98,529          0.49
                                                                                                         2,058,398         10.32

Thailand  -  1.31%
Advanced Info Service PCL                                                              25,580,400           54,605          0.28
BEC World PCL                                                                           3,260,900           18,617          0.09
Electricity Generating PCL                                                              6,108,747           14,815
Electricity Generating PCL, nonvoting depositary receipts                              10,384,600           23,610          0.19
PTT Exploration and Production PCL                                                        978,800            6,528          0.03
Siam Cement PCL                                                                         2,794,800           19,486
Siam Cement PCL, nonvoting depositary receipts                                         13,632,290           87,473          0.54
Siam City Cement PCL                                                                    6,159,224           35,476          0.18
                                                                                                           260,610          1.31

Turkey  -  1.93%
Akbank Turk AS                                                                      7,024,550,800           36,826          0.19
Aktas Elektrik Ticaret AS (2)                                                           4,273,718                -             -
Anadolu Efes Biracilik ve Malt Sanayii AS (3)                                       7,461,336,666           94,198          0.47
Eregli Demir ve Celik Fabrikalari TAS (2)                                             407,040,241           12,049          0.06
Migros Turk TAS (3)                                                                 3,087,583,198           44,266          0.22
TUPRAS-Turkiye Petrol Rafinerileri AS                                               2,124,450,200           17,729          0.09
Turkcell Iletisim Hizmetleri AS (2)                                                   783,171,722            7,821          0.04
Turkiye Garanti Bankasi AS (2)                                                      6,321,010,194           18,485          0.09
Turkiye Is Bankasi AS, Class C (2)                                                 24,464,369,624           99,463          0.50
Yapi ve Kredi Bankasi AS (2)                                                       26,284,552,320           54,369          0.27
                                                                                                           385,206          1.93

Ukraine  -  0.01%
JKX Oil & Gas PLC                                                                       2,334,015            2,265          0.01

United Kingdom  -  2.28%
Anglo American PLC                                                                     16,622,613          356,581          1.79
Antofagasta PLC                                                                         4,584,930           86,265          0.43
Oxus Gold PLC (2)                                                                       7,720,000           11,159          0.06
                                                                                                           454,005          2.28

United States of America  -  0.03%
AsiaInfo Holdings, Inc. (2)                                                               936,540            6,256          0.03

Venezuela  -  0.17%
Cia. Anonima Nacional Telefonos de Venezuela (CANTV), Class D (ADR)                     2,174,589           33,184          0.17

Vietnam  -  0.05%
Vietnam Enterprise Investments Ltd., Class C (acquired 8/25/03,
   cost: $4,202,000) (1)  (2)  (3)                                                      4,120,000            4,202
Vietnam Enterprise Investments Ltd., Redeemable (acquired 9/20/01,
   cost: $4,230,000) (1)  (2)  (3)                                                      4,392,828            4,876          0.05
                                                                                                             9,078          0.05

Multinational  -  0.37%
Capital International Global Emerging Markets Private Equity Fund, LP
   (acquired 6/30/99, cost: $43,129,000) (1)  (3)  (4)                                     56,000           37,644          0.19
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96,
   cost: $1,061,000) (1)  (3)  (4)                                                        293,600              689
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96,
   cost: $14,483,000) (1)  (3)  (4)                                                     4,006,400            9,404          0.05
New Europe East Investment Fund Ltd., Class B (acquired 6/4/93,
   cost: $22,790,000) (1)  (2)  (3)                                                           436           21,386          0.11
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00,
   cost: $5,914,000) (1)  (2)  (3)  (4)                                                   600,000            5,375          0.02
                                                                                                            74,498          0.37

Miscellaneous  -  0.83%
Equity securities in initial period of acquisition                                                         165,992          0.83


Total equity securities  (cost: $11,973,837,000)                                                        19,254,675         96.54



                                                                                          Units or           Market       Percent
BONDS AND NOTES                                                                           principal           value        of net
                                                                                         amount (000)          (000)       assets

Argentina  -  0.27%
Multicanal SA:
  9.25% February 1, 2002 (5)                                                              $ 2,609          $ 1,083
  10.50% February 1, 2007 (6)                                                               1,244              516
  10.50% April 15, 2018 (6)                                                                 2,289              950
  13.125% April 15, 2009 (6)                                                                1,122              466          0.01 %
Republic of Argentina:
  1.162% August 3, 2012 (7)                                                                35,970           22,652
  7.00%/15.50% December 19, 2008 (6) (7)                                                    2,000              550
  9.75% September 19, 2027 (6)                                                              4,830            1,256
  11.375% January 30, 2017 (6)                                                                670              191
  11.75% April 7, 2009 (6)                                                                  9,460            2,696
  Payment-in-Kind Bonds:
    12.00% June 19, 2031 (6)                                                                5,877            1,484
    12.25% June 19, 2018 (6)                                                                  589              150          0.15
Telecom Argentina STET-France Telecom SA:
  0% July 7, 2003 Agent - Bank of Tokyo-Mitsubishi Trust Company/
    Loan Participation Agreements (participation - Credit Suisse
    First Boston International) (5) (8)                                                    12,100            9,377
  0% September 25, 2003 Agent - Bank of America, N.A./ Loan Participation
   Agreements (participation- Credit Suisse First Boston International) (5) (8)             3,965            3,073
  0% October 7, 2003 Agent - Bank of America, N.A./ Loan Participation Agreements           3,965            3,073
    (participation- Credit Suisse First Boston International) (5) (8)
  Series K, 7.25% July 1, 2002 (5)                                                     EUR  3,205            3,158
  Series 1, 8.375% April 8, 2004 (6)                                                        1,145            1,128
  Series 2, 9.50% July 2, 2004 (6)                                                          1,480            1,458          0.11
                                                                                                            53,261          0.27

Brazil  -  0.32%
Federal Republic of Brazil:
  10.00% January 16, 2007                                                                   $ 550              619
  10.00% August 7, 2011                                                                    14,050           15,596
  10.25% June 17, 2013                                                                      1,500            1,691
  11.00% August 17, 2040                                                                   18,605           20,559
  Capitalization Payment-in-Kind Bond, 8.00% April 15, 2014                                11,905           11,771
  Debt Conversion Bond, Series L, 2.063% April 15, 2012 (7)                                13,570           12,349
  MYDFA Trust 2.00% September 15, 2007 (acquired 10/2/96,
    cost: $1,387,000) (1)  (7)                                                              1,468            1,386
  New Money Bond, Series L, 2.063% April 15, 2009 (7)                                         599              569          0.32
                                                                                                            64,540          0.32

Bulgaria  -  0.00%
Republic of Bulgaria 8.25% January 15, 2015                                                   735              871           .00

Colombia  -  0.18%
Republic of Colombia:
  7.625% February 15, 2007                                                                  2,635            2,846
  8.625% April 1, 2008                                                                      2,875            3,119
  10.00% January 23, 2012                                                                   4,560            5,016
  10.375% January 28, 2033                                                                  8,537            9,199
  10.75% January 15, 2013                                                                   4,016            4,588
  11.375% January 31, 2008                                                             EUR  5,975            8,571
  11.75% February 25, 2020                                                                $ 1,340            1,621          0.18
                                                                                                            34,960          0.18

Dominican Republic  -  0.03%
Dominican Republic:
  2.063% August 30, 2024 (7)                                                                  500              360
  9.04% January 23, 2013                                                                      575              440
  9.04% January 23, 2013 (acquired 1/16/03, cost: $2,400,000) (1)                           2,400            1,836
  9.50% September 27, 2006                                                                  1,322            1,117
  9.50% September 27, 2006 (acquired 9/20/01, cost: $2,308,000) (1)                         2,305            1,948          0.03
                                                                                                             5,701          0.03

Guatemala  -  0.00%
Republic of Guatemala 9.25% August 1, 2013 (acquired 8/6/03, cost: $867,000) (1)              865              960           .00

India  -  0.04%
Hindustan Lever Ltd. 9.00% January 1, 2005                                          INR    55,599            7,731          0.04

Mexico  -  0.06%
Innova, S de RL 12.875% Senior Notes due April 1, 2007                                      $ 235              240           .00
United Mexican States Government:
  7.50% April 8, 2033                                                                         775              804
  7.625% October 1, 2004                                                            EUR     7,262            9,438
  11.375% September 15, 2016                                                                $ 775            1,101          0.06
                                                                                                            11,583          0.06

Netherlands  -  0.01%
Cellco Finance NV 12.75% August 1, 2005                                                     1,550            1,728          0.01

Nigeria  -  0.00%
Central Bank of Nigeria, warrants, 0% November 15, 2020                                         1                -             -

Panama  -  0.03%
Republic of Panama:
  9.375% January 16, 2023                                                                   2,162            2,367
  9.375% April 1, 2029                                                                      1,505            1,701
  Interest Reduction Bond, 1.938% July 17, 2014 (7)                                         2,171            2,051          0.03
                                                                                                             6,119          0.03

Peru  -  0.07%
Republic of Peru:
  9.125% February 21, 2012                                                                  5,816            6,514
  9.875% February 6, 2015                                                                   7,047            8,210          0.07
                                                                                                            14,724          0.07

Philippines  -  0.05%
Republic of Philippines:
  9.125% February 22, 2010 (acquired 10/22/03, cost: $736,000) (1)                     EUR    600              784
  10.625% March 16, 2025                                                                  $ 8,420            9,409          0.05
                                                                                                            10,193          0.05

Russian Federation  -  0.46%
Russian Federation:
  5.00% March 31, 2030 (7)                                                                 33,695           32,600
  5.00% March 31, 2030 (acquired 8/25/00, cost: $25,259,000) (1)  (7)                      53,855           52,105
  8.25% March 31, 2010                                                                      1,500            1,680
  8.25% March 31, 2010 (acquired 8/25/00, cost: $3,529,000) (1)                             4,559            5,107          0.46
                                                                                                            91,492          0.46

Turkey  -  0.07%
Republic of Turkey:
  7.75% April 14, 2005                                                                 EUR   6535            8,542
  9.50% January 15, 2014                                                                  $ 1,525            1,769
  11.875% January 15, 2030                                                                  2,135            2,904
  Treasury Bills:
    0% March 3, 2004 (9)                                                           TRL352,040,000              241
    0% August 18, 2004 (9)                                                            540,000,000              332          0.07
                                                                                                            13,788          0.07

Ukraine  -  0.02%
Ukraine Government 7.65% June 11, 2013 (acquired 6/6/03, cost: $2,999,000) (1)            $ 2,965            3,098          0.02

United States of America  -  0.01%
Freeport-McMoRan Copper & Gold, Inc. 10.125% Senior Notes due February 1, 2010              2,080            2,408          0.01

Venezuela  -  0.15%
Petrozuata Finance, Inc., Series B, 8.22% April 1, 2017 (acquired 4/12/02,
   cost: $1,169,000) (1)                                                                    1,520            1,406          0.01
Republic of Venezuela:
  9.25% September 15, 2027                                                                 23,270           21,292
  10.75% September 19, 2013 (acquired 9/12/03, cost: $4,828,000) (1)                        5,150            5,523
  10.75% September 19, 2013 (acquired 10/16/03, cost: $1,345,000) (1)                       1,415            1,518          0.14
                                                                                                            29,739          0.15


Total bonds and notes  (cost: $267,733,000)                                                                352,896          1.77



                                                                                         Units or           Market       Percent
Short-term securities                                                                   principal            value        of net
                                                                                       amount (000)           (000)       assets

Corporate short-term notes  -  1.76%
ANZ (DE) Inc. 1.08% due 1/9/04                                                            $ 4,900          $ 4,899          0.02 %
BNP Paribas Financing Inc. 1.01%-1.04% due 1/2-2/2/04                                      96,600           96,538          0.48
Ciesco L.P. 1.05% due 1/9/04                                                               25,000           24,993          0.13
Dexia Delaware LLC 1.06%-1.07% due 1/8-1/26/04                                             47,058           47,027          0.24
HBOS Treasury Services PLC 1.08% due 1/2/04                                                50,000           49,997          0.25
International Business Machines Corp. 1.00% due 1/2/04                                     15,500           15,499          0.08
Pitney Bowes Inc. 1.05% due 1/5/04                                                         15,000           14,998          0.07
Preferred Receivables Funding Corp. 1.09% due 1/22/04                                      26,500           26,482          0.13
UBS Finance Delaware LLC 1.03% due 1/2/04                                                  41,400           41,398          0.21
USAA Capital Corp. 1.02%-1.04% due 1/8-1/9/04                                              29,000           28,993          0.15
                                                                                                           350,824          1.76

Federal agency discount notes  -  1.15%
Fannie Mae 1.03%-1.05% due 1/2/04                                                          70,000           69,996          0.35
Federal Home Loan Bank Discount Corp. 1.04%-1.06% due 1/2/04                               84,000           83,995          0.42
International Bank for Reconstruction and Development 0.93% due 1/2/04                     75,000           74,996          0.38
                                                                                                           228,987          1.15

U.S. government short-term obligations  -  0.63%
U.S. Treasury Bills 0.89%-0.92% due 1/2/04                                                126,800          126,794          0.63

Certificates of deposit  -  0.34%
Wells Fargo & Co. 1.07% due 1/2/04                                                         68,000           68,000          0.34

Non-U.S. currency  -  0.05%
Taiwan New Dollar                                                                   TWD   319,012            9,408          0.05

Non-U.S. government short-term obligations  -  0.04%
Turkish Government Bond 9.50% due 3/15/04                                           EUR     3,635            4,620
Turkish Government Treasury Bill 0% 1/28-12/15/04 (9)                            TRL6,808,720,000            4,113          0.04
                                                                                                             8,733          0.04


Total short-term securities  (cost: $792,077,000)                                                          792,746          3.97


Total investment securities  (cost: $13,033,647,000)                                                    20,400,317        102.28

Net unrealized depreciation on foreign currency contracts (10)                                              (9,869)        (0.05)

Excess of payables over cash and receivables                                                              (444,971)        (2.23)

Net assets                                                                                             $19,945,477        100.00 %



(1) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws); resale to the public may require registration in the country where the primary market is located, and no right to demand registration exists. As of December 31, 2003, the total market value and cost of such securities were $228,363,000 and $397,055,000 respectively, and the market value represented 1.14% of net assets.
(2)  Non-income-producing securities.
(3) This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. New Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., and Capital International Global Emerging Markets Private Equity Fund, LP are considered affiliates since these issuers have the same investment adviser as the fund.
(4) Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
(5) Security is currently in default pending restructuring; no principal payment received on the scheduled maturity date.
(6)  Security is currently in default.
(7)  Coupon rate may change periodically.
(8) Participation interests were acquired through the financial institution indicated parenthetically.
(9) Represents a zero coupon bond that may convert to a coupon-bearing security at a later date.
(10) As of December 31, 2003, the net unrealized foreign currency contracts payable consists of the following:



                                                         Contract amount                 U.S. valuation at 12/31/2003
                                                                                                                   Unrealized
                                                                                                                  appreciation
                                                                 Non-U.S.              U.S.          Amount      (depreciation)
                                                                  (000)               (000)         (000)            (000)
SALES:
Czech Koruna to Euro expiring 3/3-12/10/04                 CZK1,054,604/EUR32,792   $  40,959    $  40,787          $ 172
Hungarian Forint to Euro expiring 3/3-6/3/04               HUF20,805,906/EUR73,826     92,356       95,460         (3,104)
Mexican Peso to U.S. Dollar expiring 1/27-12/23/04         MXN1,449,225               124,702      125,265           (563)
Polish Zloty to Euro expiring 5/17/04                      PLN53,979/EUR11,551         14,451       14,226            225
South African Rand  to U.S. Dollar expiring 1/23-6/8/04    ZAR1,727,025               246,371      252,970         (6,599)

FOREIGN CURRENCY CONTRACTS ---NET                                                                                 $(9,869)



ABBREVIATIONS

Securities:

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
GDS = Global Depositary Shares

Non-U.S. currency:
CZK- Czech Koruna
EUR - Euro
HUF - Hungarian Forint
INR - Indian Rupee
KRW - Korean Won
MXN - Mexican Peso
PLN - Polish Zloty
TRL - Turkish Lira
TWD - Taiwan New Dollar
ZAR - South African Rand


See Notes to Financial Statements



Equity securities added to the portfolio since June 30, 2003

Akbank Turk
Astro All Asia Networks
AU Optronics
"Bezeq" The Israel Telecommunication Corp.
BSES
China Life Insurance
China Shipping Development
CJ Home Shopping
Embratel Participacoes
Enersis
EON Capital
Fountain Set (Holdings)
Fubon Financial Holding
Genting
Grupo Financiero BBVA Bancomer
Grupo Mexico
Hanaro Telecom
Hankook Tire
Harbin Brewery Group
Hopewell Holdings
Huaneng Power International
INI Steel
I.T.C.
Korea Exchange Bank
Larsen & Toubro
LG Ad
Lianhua Supermarket Holdings
Maruti Udyog
Mediatek
Noble Group
Nong Shim
PT Gudang Garam
PT Ramayana Lestari Sentosa
Pulmuone
Resorts World
S P Setia Berhad Group
SinoPac Holdings
Sinopec Shanghai Petrochemical
Tata Power
Telemar Norte Leste
Tsingtao Brewery
TUPRAS-Turkiye Petrol Rafinerileri
UBS AG Call Warrants on Baoshan Iron & Steel
VIA Technologies
Woori Finance Holdings




Equity securities eliminated from the portfolio since June 30, 2003

Accton Technology
Bank Rozwoju Eksportu
Benq
CESKE RADIOKOMUNIKACE
Charoen Pokphand Feedmill
China National Aviation
China Unicom
Cia. de Petroleos de Chile (COPEC)
Cia. Energetica de Minas Gerais - CEMIG
Cipla
Compeq Manufacturing
Digital China Holdings
Dimension Data Holdings
Dusit Thani
Empresas CMPC
Gencor
HCL Technologies
ING Bank Slaski
Kumgang Korea Chemical
Largan Precision
Legend Holdings
Lenenergo
LG Petrochemical
MTN Group
Nestle (Malaysia)
Polski Koncern Naftowy "ORLEN"
PT Indofood Sukses Makmur
Quilmes Industrial
Samsung Electro-Mechanics
Shangri-La Asia
Sinopec Beijing Yanhua Petrochemical
Sociedad Minera El Brocal
Star Publications (Malaysia)
Surgutneftegas
Telefonos de Mexico
Turkiye Sise ve Cam Fabrikalari
Unified Energy System of Russia
United Bank for Africa
Universal Robina
Xstrata
Yageo
Yapi Kredi Koray
Yue Yuen Industrial




FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES                                  (Unaudited)
at December 31, 2003               (dollars in thousands, except per-share data)



ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $11,422,846)                                         $17,957,502
  Affiliated issuers (cost: $1,610,801)                                              2,442,815              $20,400,317

 Cash                                                                                                                96
 Receivables for--
  Sales of investments                                                                  27,473
  Sales of fund's shares                                                                23,842
  Dividends and interest                                                               101,151
  Non-U.S. taxes                                                                        14,393                  166,859


                                                                                                             20,567,272

LIABILITIES:
 Payables for--
  Purchases of investments                                                                                        3,741
  Unfunded capital commitments                                                                                   30,150
  Repurchases of fund's shares                                                                                  487,814
  Open forward currency contracts                                                                                 9,869
  Investment advisory fee                                                                                         9,953
  Other fees and expenses                                                                                         3,203
  Non-U.S. taxes                                                                                                 77,065

                                                                                                                621,795

NET ASSETS AT DECEMBER 31, 2003 --
  Equivalent to $61.09 per share on
  326,489,555 shares of $0.01 par value
  capital stock outstanding (authorized
  capital stock -- 400,000,000 shares)                                                                      $19,945,477




NET ASSETS CONSIST OF:
  Capital paid in on shares of capital stock                                                                $16,679,620
  Distributions in excess of net investment income                                                              (93,757)
  Accumulated net realized loss                                                                              (3,921,551)
  Net unrealized appreciation                                                                                 7,281,165


NET ASSETS AT DECEMBER 31, 2003                                                                             $19,945,477


 See Notes to Financial Statements.


STATEMENT OF OPERATIONS                                             (Unaudited)
for the six months ended December 31, 2003               (dollars in thousands)



INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding tax of $26,221;                              $209,580
  also includes $25,180 from affiliates)
  Interest (net of non-U.S. withholding tax of $242)                                    20,728
                                                                                                              $ 230,308
 Fees and Expenses:
  Investment advisory services                                                          56,099
  Custodian                                                                              7,760
  Registration statement and prospectus                                                     21
  Auditing and legal                                                                       215
  Reports to shareholders                                                                   16
  Directors' compensation                                                                  203
  Other                                                                                    202                   64,516

 Net investment income                                                                                          165,792

REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
 Net realized gain before non-U.S. taxes (includes                                     796,162
  $46,175 net loss from affiliates)
 Non-U.S. taxes                                                                           (385)

  Net realized gain                                                                                             795,777

 Net change in unrealized appreciation on investment
  securities                                                                         4,112,985
 Net change in unrealized depreciation
   on open forward currency contracts                                                   26,845

  Net change in unrealized appreciation                                              4,139,830
  Non-U.S. taxes                                                                       (72,745)

   Net change in unrealized appreciation on
    investments                                                                                               4,067,085

 Net realized gain and net change in unrealized
  appreciation on investments                                                                                  4,862,862

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                             $ 5,028,654


FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS                        (dollars in thousands)
                                                                                    (unaudited)
                                                                                  Six months ended            Year ended
                                                                                      December 31,              June 30,
                                                                                          2003                    2003

OPERATIONS:
 Net investment income                                                               $ 165,792                 $ 311,877
 Net realized gain (loss) on investments                                               795,777                (1,718,672)
 Net change in unrealized appreciation
  on investments                                                                     4,067,085                 2,368,758

  Net increase in net assets
   resulting from operations                                                         5,028,654                   961,963

DIVIDENDS AND DISTRIBUTIONS PAID
 TO SHAREHOLDERS:
 Dividends from net
  investment income                                                                   (412,626)                 (180,200)

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
  7,813,808 and 19,286,400 shares, respectively                                        428,924                   795,692
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  6,472,738 and 3,939,072 shares, respectively                                         378,267                   164,417
 Cost of shares repurchased:
  28,551,399 and 45,350,474 shares, respectively                                    (1,632,127)               (1,845,514)


  Net decrease in net assets
   resulting from capital share
   transactions                                                                       (824,936)                 (885,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS                                              3,791,092                  (103,642)

NET ASSETS:
 Beginning of period                                                                16,154,385                16,258,027

 End of period (including distributions in excess
  of net investment income and undistributed net
  investment income: $(93,757) and
  $153,077, respectively)                                                          $19,945,477               $16,154,385


 See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, interval investment company ("open-end interval fund"). As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the principal exchange or market on which such securities are traded, as of the close of business or, lacking any sales, at the last available bid price. Bonds and notes are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments.

     UNFUNDED CAPITAL COMMITMENTS - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contact is closed or offset by another contract with the same broker for the same settlement date and currency.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of December 31, 2003, accrued non-U.S. taxes on unrealized gains were $76,367,000, which were included in the payable for non-U.S. taxes.

The receivable for non-U.S. taxes includes $13,447,000 related to India capital gains taxes that are currently in dispute and under appeal. Additional amounts totaling $4,091,000 may be paid in the future involving the related issue. Based upon the advice of outside counsel, management believes that it is likely that this dispute will be resolved in favor of the fund. If this dispute is ultimately resolved unfavorably, it will not have a material adverse effect on the fund's financial position or results of operations.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, withholding taxes reclaimable, forward contracts and other receivables and payables, on a book basis, were $60,035,000 for the six months ended December 31, 2003.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, capital losses related to sales of securities within 30 days of purchase, and unrealized appreciation or depreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The tax character of the distribution paid of $412,626,000 was ordinary income.

As of December 31, 2003, distributions in excess of net investment income and currency losses on a tax basis were $41,054,000.

As of December 31, 2003, the accumulated net capital losses were $3,819,987,000. Net capital loss carryforwards were $527,984,000, $240,316,000, $22,933,000,
$1,583,277,000 and  $1,873,586,000  expiring in 2007, 2008, 2009, 2010 and 2011, respectively. The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.


As of December 31, 2003, the cost of investment securities, excluding forward currency contracts, and cash denominated in non-U.S. currencies for federal income tax reporting purposes was $13,210,559,000. Net unrealized appreciation on investments, excluding forward currency contracts, aggregated $7,113,391,000, net of accumulated deferred taxes totaling $76,367,000 of which $7,739,162,000 related to appreciated securities and $625,771,000 related to depreciated securities.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY SERVICES FEE - The Investment Advisory and Service Agreement with Capital International, Inc. (CII) provides for monthly management service fees, accrued weekly. CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion.

TRANSFER AGENT FEE - The fund has an agreement with American Funds Service Company (AFS), the transfer agent for the fund. AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. Under this agreement, the fund compensates AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. Transfer agent fees were $1,000 for the six months ended December 31, 2003.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1998, Directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts. Directors' compensation for the six months ended December 31, 2003 was $203,000, representing $119,000 in current fees (either paid in cash or deferred) and $84,000 in net increase in the value of deferred compensation amounts. As of December 31, 2003, the cumulative amount of these liabilities was $507,000. This amount is included with other fees and expenses.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and Directors received any compensation directly from the fund.


5. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2003, the total value of restricted securities was $228,363,000, which represents 1.14% of the net assets of the fund.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,672,880,000 and $4,678,720,000, respectively, during the six months ended December 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended December 31, 2003, the custodian fee of $7,760,000 is reported net of an $11,000 reduction.

7. TRANSACTIONS WITH AFFILIATES

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund's investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, New Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., and Capital International Global Emerging Markets Private Equity Fund, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund's transactions in the securities of affiliated issuers during the six months ended December 31, 2003 is as follows:


                                                               Beginning      Purchases/         Sales/            Ending
Issuer                                                          shares        additions        reductions          shares

AFFILIATED ISSUERS:
Advanced Semiconductor Engineering                           206,961,992     35,458,199         28,429,000       213,991,191
Anadolu Efes Biracilik ve Malt Sanayii                     3,837,732,296  4,797,165,370      1,173,561,000     7,461,336,666
BYD                                                           13,299,000              -                  -        13,299,000
Cummins India                                                 10,446,937              -                  -        10,446,937
Embotelladora Andina                                           6,830,323              -                  -         6,830,323
Harbin Brewery Group                                          28,832,000     32,161,000                  -        60,993,000
Housing Development Finance                                   20,930,306              -          1,337,000        19,593,306
Hyundai Development                                            4,443,274              -                  -         4,443,274
ICICI Bank                                                    29,308,965              -          4,940,100        24,368,865
Infosys Technologies                                           3,689,710        333,289            325,361         3,697,638
Ivanhoe Mines                                                 18,100,000              -            911,000        17,189,000
LG Engineering & Construction                                  2,289,280        299,790                  -         2,589,070
Migros Turk                                                4,665,319,198              -      1,577,736,000     3,087,583,198
Orbotech                                                       2,365,525              -            188,000         2,177,525
PT Hanjaya Mandala Sampoerna                                 256,401,300              -                  -       256,401,300
S P Setia Berhad                                                       -     34,837,100                  -        34,837,100
Samsung Fire & Marine Insurance                                2,473,491        307,820                  -         2,781,311
Taiwan Hon Chuan Enterprise                                    6,090,000      1,164,500                  -         7,254,500
Tele Norte Celular Participacoes                           9,099,917,203              -                  -     9,099,917,203
Tong Ren Tang Technologies                                     4,623,900        906,000                  -         5,529,900
Tong Yang Industry                                            20,678,000        620,340                  -        21,298,340
UMW Holdings                                                  14,464,678     11,363,118                  -        25,827,796
VIA Technologies                                                       -     75,934,150                  -        75,934,150

AFFILIATED PRIVATE EQUITY FUNDS/PRIVATE PLACEMENTS:
Baring Vostok Private Equity Fund                             13,087,057              -                  -        13,087,057
Capital International Global Emerging Markets
   Private Equity Fund                                            56,000              -                  -            56,000
Hidroneuquen                                                  28,022,311              -                  -        28,022,311
New Asia East Investment Fund                                  4,300,000              -                  -         4,300,000
New Europe East Investment Fund                                      436              -                  -               436
New GP Capital Partners                                           27,000              -                  -            27,000
Pan Asia Special Opportunities Fund                              600,000              -                  -           600,000
Seres Capital                                                         10              -                  -                10
South African Private Equity Fund III                             22,535              -                  -            22,535
Vietnam Enterprise Investments                                 4,392,828      4,120,000                  -         8,512,828

UNAFFILIATED ISSUERS (1):
AsiaInfo Holdings                                              3,133,450              -          2,196,910           936,540
Bank Zachodni WBK                                              2,326,206              -            323,121         2,003,085
China Oilfield Services                                      100,409,100              -         30,271,100        70,138,000
China.com                                                      5,500,600              -          2,537,000         2,963,600
LG Card                                                        6,113,084      1,618,300                  -         7,731,384
Philippine Long Distance Telephone                             9,697,150              -          6,905,870         2,791,280
PT Astra International                                       236,137,384              -         99,103,000       137,034,384
Yapi ve Kredi Bankasi                                     49,373,134,320              -     23,088,582,000    26,284,552,320
Yapi Kredi Koray                                           1,210,400,000              -      1,210,400,000                 -



                                                                                  Market value of
                                                             Dividend            of affiliates at
                                                              income               12/31/03
                                                               (000)                 (000)

AFFILIATED ISSUERS:
Advanced Semiconductor Engineering                               -                $ 220,239
Anadolu Efes Biracilik ve Malt Sanayii                           -                   94,198
BYD                                                              -                   35,036
Cummins India                                               $  459                   29,307
Embotelladora Andina                                           481                   73,200
Harbin Brewery Group                                           110                   24,554
Housing Development Finance                                  4,966                  278,294
Hyundai Development                                          1,546                   46,074
ICICI Bank                                                   7,412                  277,755
Infosys Technologies                                         1,205                  452,723
Ivanhoe Mines                                                    -                  136,673
LG Engineering & Construction                                1,802                   38,803
Migros Turk                                                      -                   44,266
Orbotech                                                         -                   52,086
PT Hanjaya Mandala Sampoerna                                 3,674                  136,432
S P Setia Berhad                                                63                   32,087
Samsung Fire & Marine Insurance                                  -                  159,966
Taiwan Hon Chuan Enterprise                                    209                    8,619
Tele Norte Celular Participacoes                                 -                    7,909
Tong Ren Tang Technologies                                       -                    9,724
Tong Yang Industry                                             457                   31,718
UMW Holdings                                                   891                   41,121
VIA Technologies                                               786                   98,529

AFFILIATED PRIVATE EQUITY FUNDS/PRIVATE PLACEMENTS:
Baring Vostok Private Equity Fund                                -                   13,392
Capital International Global Emerging Markets
   Private Equity Fund                                          84                   37,644
Hidroneuquen                                                     -                      890
New Asia East Investment Fund                                    -                   10,093
New Europe East Investment Fund                                  -                   21,386
New GP Capital Partners                                          -                    3,444
Pan Asia Special Opportunities Fund                              -                    5,375
Seres Capital                                                  122                      112
South African Private Equity Fund III                            -                   12,088
Vietnam Enterprise Investments                                   -                    9,078

UNAFFILIATED ISSUERS (1):
AsiaInfo Holdings                                                -                        -
Bank Zachodni WBK                                                -                        -
China Oilfield Services                                        133                        -
China.com                                                        -                        -
LG Card                                                          -                        -
Philippine Long Distance Telephone                              89                        -
PT Astra International                                         691                        -
Yapi ve Kredi Bankasi                                            -                        -
Yapi Kredi Koray                                                 -                        -
                                                           $25,180               $2,442,815

(1)  Affiliated during the period but no longer affiliated at December 31, 2003





FINANCIAL HIGHLIGHTS

                                        SIX MONTHS ENDED                      YEAR ENDED JUNE 30
                                          DECEMBER 31,
                                          2003 (1) (2)          2003         2002          2001          2000      1999

Net asset value, beginning of
 period                                       $47.41          $44.80       $48.21        $68.69        $55.53    $46.05

 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                          .50             .92          .35           .68           .58      1.48
  Net realized and unrealized
   gain (loss) on investments                  14.44            2.21        (3.07)       (20.80)        13.56      8.00

   Total income(loss) from
    investment operations                      14.94            3.13        (2.72)       (20.12)        14.14      9.48


 LESS DISTRIBUTIONS:
   Dividends from
   net investment income                       (1.26)           (.52)        (.69)         (.36)         (.98)      ___

Net asset value, end of period                $61.09          $47.41       $44.80        $48.21        $68.69    $55.53

Total return                                   31.64% (3)       7.14%        (5.64)%      (29.31)%      25.63%    20.59%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (in millions)                              $19,945         $16,154      $16,258       $17,634       $22,639   $18,147
 Ratio of expenses to average
  net assets                                  .70% (4)          .70%         .70%          .68%          .71%      .73%
 Ratio of net income to average
  net assets                                 1.81% (4)         2.14%        1.27%         1.25%         1.11%     3.03%
 Portfolio turnover rate                    20.55% (3)        33.70%       26.22%        26.10%        35.86%    33.71%


(1)  Unaudited.
(2) Starting with the six months period ended December 31, 2003, the per-share data is based on average shares outstanding.
(3)  Based  on   operations   for  the  period  shown  and,   accordingly,   not
     representative of a full year's operations.
(4)  Annualized.











BOARD OF DIRECTORS AND DIRECTOR EMERITUS

"NON-INTERESTED" DIRECTORS

                                             Year first
                                               elected
                                             a Director
Name and age                                of the fund (1)   Principal occupation(s) during past five years

COLLETTE D. CHILTON, 46                         1999          President and Chief Investment Officer,
                                                              Lucent Asset Management Corp.

KHALIL FOULATHI, 52                             1996          Executive Director,
                                                              Abu Dhabi Investment Authority

BEVERLY L. HAMILTON, 57                         1991          Investment management adviser;
                                                              retired President, ARCO Investment
                                                              Management Company

DAVID F. HOLSTEIN, 48                           2001          Managing Director, Global Equities,
                                                              General Motors Investment
                                                              Management Corporation

RAYMOND KANNER, 50                              1997          Director, Global Equity Investments,
                                                              IBM Retirement Funds

HELMUT MADER, 61                                1986          Former Director, Deutsche Bank AG

WILLIAM ROBINSON, 65                            1986          Director, Deutsche Asset
                                                              Management Australia Limited

GERRIT RUSSELMAN, 58                            2001          Advisor to the Managing Director Investments,
                                                              Pensioenfonds PGGM

AJE K. SAIGAL, 47                               2000          Director, Investment Policy and
                                                              Strategy, Government of Singapore
                                                              Investment Corporation Pte. Limited



"NON-INTERESTED" DIRECTORS
                                             Number of
                                            boards within
                                              the fund
                                              complex (2)
                                              on which
Name and age                               Director serves    Other directorships (3) held by Director

COLLETTE D. CHILTON, 46                           1           None

KHALIL FOULATHI, 52                               1           Thuraya Telecommunications Company

BEVERLY L. HAMILTON, 57                           1           MassMutual Services and Institutional Funds; Oppenheimer Funds

DAVID F. HOLSTEIN, 48                             1           None

RAYMOND KANNER, 50                                1           None

HELMUT MADER, 61                                  1           None

WILLIAM ROBINSON, 65                              1           Southern Mining Corporation

GERRIT RUSSELMAN, 58                              1           Industri Kapital Limited

AJE K. SAIGAL, 47                                 1           None



"INTERESTED" DIRECTORS (4)
                                             Year first
                                             elected a
                                             Director or      Principal occupation(s) during past five years
Name, age and                                  officer        and positions held with affiliated entities or the
position with fund                          of the fund (1)   principal underwriter of the fund

ROBERT RONUS, 61                                2003          Vice Chairman of the Board, Capital Guardian
Chairman of the Board                                         Trust Company (5); Non-Executive Chair, The
                                                              Capital Group Companies, Inc. (6)

NANCY ENGLANDER, 59                             1991          Senior Vice President, Capital International, Inc.
Vice Chairman of the Board

DAVID I. FISHER, 64                             1986          Chairman of the Board, Capital Group
Vice Chairman of the Board                                    International, Inc. (5)

SHAW B. WAGENER, 44                             1997          Chairman of the Board, Capital International, Inc.
President

VICTOR D. KOHN, 46                              1996          President and Director, Capital International, Inc.
Executive Vice President


"INTERESTED" DIRECTORS (4)
                                             Number of
                                            boards within
                                              the fund
                                              complex (2)
Name, age and                                 on which
position with fund                         Director serves    Other directorships (3) held by Director

ROBERT RONUS, 61                                  1           None
Chairman of the Board

NANCY ENGLANDER, 59                               1           None
Vice Chairman of the Board

DAVID I. FISHER, 64                               1           None
Vice Chairman of the Board

SHAW B. WAGENER, 44                               1           None
President

VICTOR D. KOHN, 46                                1           None
Executive Vice President



DIRECTOR EMERITUS

WALTER P. STERN
Chairman Emeritus



OTHER OFFICERS

                                             Year first
                                               elected        Principal occupation(s) during past five years
Name, age and                                an officer       and positions held with affiliated entities or
position with fund                          of the fund (1)   the principal underwriter of the fund

HARTMUT GIESECKE, 66                            1993          Chairman of the Board and Director, Capital
Senior Vice President                                         International K.K. (5); Senior Vice President and Director,
                                                              Capital International, Inc.

NANCY J. KYLE, 53                               1996          Senior Vice President and Director, Capital Guardian
Senior Vice President                                         Trust Company (5)


MICHAEL A. FELIX, 43                            1993          Senior Vice President and Director, Capital
Vice President and Treasurer                                  International, Inc.

PETER C. KELLY, 45                              1996          Senior Vice President, Senior Counsel and Director,
Vice President                                                Capital International, Inc.

ROBERT H. NEITHART, 38                          2000          Executive Vice President and Research Director of
Vice President                                                Emerging Markets, and Director, Capital International
                                                              Research, Inc. (5)

ABBE G. SHAPIRO, 44                             1997          Vice President, Capital International, Inc.
Vice President

LISA B. THOMPSON, 38                            2000          Vice President and Research Director of Emerging
Vice President                                                Markets, and Director, Capital International Research, Inc. (5)

VINCENT P. CORTI, 47                            1986          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company (5)

VALERIE Y. LEWIS, 47                            1999          Fund Boards Specialist,
Assistant Secretary                                           Capital Research and Management Company (5)

JEANNE M. NAKAGAMA, 46                          2000          Vice President, Capital International, Inc.
Assistant Treasurer

LEE K. YAMAUCHI, 41                             2000          Vice President, Capital International, Inc.
Assistant Treasurer


THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 11100 SANTA MONICA BOULEVARD, LOS ANGELES, CA 90025, ATTENTION: FUND SECRETARY.

CAPITAL INTERNATIONAL, INC. (CII) VOTES THE PROXIES OF SECURITIES HELD IN THE FUND ACCORDING TO CII'S PROXY VOTING POLICY AND PROCEDURES WHICH HAVE BEEN ADOPTED BY THE FUND'S BOARD OF DIRECTORS.

A COPY OF THE FUND'S SAI AND PROXY VOTING POLICY AND PROCEDURES IS AVAILABLE FREE OF CHARGE UPON REQUEST BY DIALING 800/421-0180, EXT. 96245. THE SAI, WHICH INCLUDES THE PROXY VOTING POLICY AND PROCEDURES, IS ALSO AVAILABLE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital International, Inc. serves as investment adviser for Emerging Markets Growth Fund, Inc., an open-end "interval" fund, and does not act as investment adviser for other U.S. registered investment companies.
(3) This includes all directorships (other than those in Emerging Markets Growth Fund, Inc.) that are held by each Director as a director of a public company or a U.S. registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital International, Inc. or affiliated entities.
(5)  Company affiliated with Capital International, Inc.
(6)  Capital International, Inc.'s parent company.



OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

135 South State College Boulevard
Brea, CA 92821-5823

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

THE CAPITAL GROUP COMPANIES

Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds

Lit. No. MFGESR-915-0204(NLS)

Litho in USA  TAG/CG/9099

(C) 2004 Emerging Markets Growth Fund, Inc.



ITEM 2 - Code of Ethics

Not applicable for filing of Semiannual Reports to Shareholders.


ITEM 3 - Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.


ITEM 4 - Principal Accountant Fees and Services

Not applicable for filing of Semiannual Reports to Shareholders.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved


ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 10 - Exhibits

(a) The Code of Ethics - not applicable for filing of Semiannual Reports to Shareholders.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Emerging Markets Growth Fund, Inc.



                                      By   /s/ Shaw B. Wagener
                                           Shaw B. Wagener, President and PEO

                                      Date:  March 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By    /s/ Shaw B. Wagener
      Shaw B. Wagener, President and PEO

Date:  March 9, 2004



By    /s/ Michael A. Felix
      Michael A. Felix, Treasurer

Date:  March 9, 2004